UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2015

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Inverness Drive South, Building C, Suite 310, Englewood, CO 80112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On February 3, 2015, Gevo, Inc. (the “Company”) issued and sold 33,250,000 common stock units, each consisting of one share of the Company’s common stock, a Series A warrant to purchase one share of common stock (the “Series A Warrants”), and a Series B warrant to purchase one share of common stock (the “Series B Warrants” and, together with the Series A Warrants, the “2015 Warrants”), in a firm commitment underwritten public offering (the “Offering”) pursuant to an effective Registration Statement on Form S-3 (Registration No. 333-187893). The net proceeds from the Offering, after deducting the underwriting discounts and commissions and estimated offering expenses, totaled approximately $5.6 million.

The Company intends to use the net proceeds from the Offering, excluding any future proceeds from the exercise of the 2015 Warrants, to fund working capital, potential capital optimizations at its Luverne, MN facility and for other general corporate purposes.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated herein by reference.

2015 Warrant Agreements

On February 3, 2015, the Company entered into common stock unit warrant agreements (the “2015 Warrant Agreements”) with American Stock Transfer & Trust Company, LLC (the “Warrant Agent”), pursuant to which the 2015 Warrants will be issued.

Pursuant to the terms of the 2015 Warrant Agreements, the Series A Warrants will have an exercise price of $0.27 per share and will be exercisable during the period commencing from the date of original issuance and ending on February 3, 2020, and the Series B Warrants will have an exercise price of $0.20 per share and will be exercisable during the period commencing from the date of original issuance and ending on August 3, 2015. If a registration statement relating to the issuance of the shares underlying the 2015 Warrants is not then effective or available, a holder may exercise the 2015 Warrants on a cashless basis, where the holder receives the net value of the 2015 Warrant in shares of common stock. However, if an effective registration statement is available for the issuance of the shares underlying the 2015 Warrants, a holder may only exercise the warrants through a cash exercise, except as set forth below.

If, commencing on the 30th day after the Series B Warrants are issued and continuing through the expiration date of the Series B Warrants, the adjusted market price (as defined in the 2015 Warrant Agreements) of a share of our common stock is less than $0.20 (as adjusted for stock splits, stock dividends, recapitalization and other similar events), then the holders of the Series B Warrants may exercise the Series B Warrants in a cashless exercise. This cashless exercise provision would, subject to certain limitations set forth in the warrant agreement, permit such Series B Warrant holder to obtain a number of shares of our common stock equal to 100% of (i) the aggregate dollar amount of Series B Warrants being exercised divided by the market price less (ii) the number of shares into which such Series B Warrant would then be exercised on a cash basis.

In the event of an extraordinary transaction, as described in the 2015 Warrant Agreements and generally including any merger with or into another entity, sale of all or substantially all of our assets, tender offer or exchange offer, or reclassification of our common stock, we or any successor entity shall pay at the holder’s option, exercisable at any time concurrently with or within 30 days after the consummation of the extraordinary transaction, an amount of cash equal to the value of such holder’s 2015 Warrants as determined in accordance with the Black Scholes option pricing model and the terms of the 2015 Warrant Agreements.

The exercise price and the number and type of securities purchasable upon exercise of the 2015 Warrants are subject to adjustment upon certain corporate events, including certain combinations, consolidations, liquidations, mergers, recapitalizations, reclassifications, reorganizations, stock dividends and stock splits, a sale of all or substantially all of our assets and certain other events. The 2015 Warrants contain ownership restrictions and provide full ratchet anti-dilution protection upon the issuance of any common stock, securities convertible into common stock or certain other issuances at a price below the then-existing exercise price of the respective 2015 Warrants, with certain exceptions.

No fractional shares will be issued upon exercise of the 2015 Warrants. Except as set forth in the 2015 Warrant Agreements, the 2015 Warrants do not confer upon holders any voting or other rights as stockholders of the Company.

The foregoing transaction triggered anti-dilution provisions in the following securities:

a)	the Company’s outstanding warrants (the “2013 Warrants”) issued pursuant to that certain Common Stock Unit Warrant Agreement (the “2013 Warrant Agreement”), dated December 16, 2013, by and between the Company and American Stock Transfer & Trust Company, LLC. Pursuant to the terms of the 2013 Warrant Agreement, the exercise price of the 2013 Warrants has decreased to $1.02 per share, however, the number of shares issuable under the 2013 Warrants remains unchanged; and

b)	the Company’s outstanding warrants (the “2014 Warrants”) issued pursuant to that certain Common Stock Unit Warrant Agreement (the “2014 Warrant Agreement”), dated August 5, 2014, by and between the Company and American Stock Transfer & Trust Company, LLC. Pursuant to the terms of the 2014 Warrant Agreement, the exercise price of the 2014 Warrants has decreased to $0.64 per share, however, the number of shares issuable under the 2014 Warrants remains unchanged.

The foregoing description of the 2015 Warrant Agreements and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2015 Warrant Agreements, copies of which are attached hereto as Exhibit 4.1 and Exhibit 4.2, and the terms of which are incorporated herein by reference.

Additional Information and Where to Find It

A shelf registration statement relating to the common stock units issued in the Offering was filed with the U.S. Securities and Exchange Commission and is effective. Preliminary and final prospectus supplements describing the terms of the Offering have also been filed with the SEC. Copies of the final prospectus supplement and the accompanying prospectus relating to the securities being offered may be obtained from Cowen and Company, LLC, c/o Broadridge Financial Services, 1155 Long Island Avenue, Edgewood, NY 11717, Attention: Prospectus Department, via telephone at 631-274-2806 or via facsimile at 631-254-7140. Electronic copies of the final prospectus supplement and accompanying prospectus are also available on the SEC’s website at http://www.sec.gov.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and in the attached exhibits may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including, without limitation, statements regarding the Company’s anticipated proceeds from the Offering, its use of those proceeds and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the prospectus supplements for the Offering. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

4.1	2015 Common Stock Unit Series A Warrant Agreement, dated February 3, 2015, by and between Gevo, Inc. and the American Stock Transfer & Trust Company, LLC.

4.2	2015 Common Stock Unit Series B Warrant Agreement, dated February 3, 2015, by and between Gevo, Inc. and the American Stock Transfer & Trust Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gevo, Inc.

By:	/s/ Mike Willis
Mike Willis
Chief Financial Officer

Date: February 4, 2015